UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2019 (July 24, 2019)

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262 (Commission File Number)	01-0609375 (IRS Employer Identification No.)
2905 Premiere Parkway NW Suite 300 Duluth, GA (Address of principal executive offices)	30097 (Zip Code)
(770) 418-8200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ABG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 24, 2019, the Board of Directors (the “Board”) of Asbury Automotive Group, Inc. (the “Company”), upon recommendation of the Compensation and Human Resources Committee of the Board, irrevocably terminated the Asbury Automotive Group, Inc. Deferred Compensation Plan (the “Plan”), effective as of December 31, 2019 (the “Termination Date”).
Prior to its termination, the Plan provided certain key employees of the Company, including the Company’s named executive officers (collectively, “Plan Participants”), an opportunity to defer the receipt of a portion of their compensation. The Company does not make any matching or discretionary contributions under the Plan. In accordance with Section 409A of the Internal Revenue Code of 1986, as amended, all Plan Participants will receive a single, lump sum payout of the full balance of their respective accounts as of a final payment date (the “Final Payment Date”) selected by the Company that is no earlier than twelve months, and no later than twenty four months, after the date on which the Company has taken all necessary action to irrevocably terminate and liquidate the Plan. Until the Final Payment Date, the Plan will continue to operate in the ordinary course, except that no new deferrals will be credited to Plan Participants for compensation earned after the Termination Date. As of July 23, 2019, the following named executive officers had the following account balances under the Plan:

Name and Title	Account Balance
Jed M. Milstein, Senior Vice President & Chief Human Resources Officer	$106,734.29
Sean D. Goodman, Senior Vice President & Chief Financial Officer	$78,909.81

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2019	ASBURY AUTOMOTIVE GROUP, INC. By: /s/ George A. Villasana Name: George A. Villasana Title: Senior Vice President, General Counsel & Secretary